BBH Money Market Fund
Regular  shares
Institutional  shares

BBH Tax Exempt Money Fund

BBH U.S. Treasury Money Fund

Portfolios of BBH Trust

_____________________________________________________________________________________________

Supplement to the Prospectus dated October 31, 2008

On December 4, 2008, the Board of Trustees of the BBH Money Market Funds listed above (the “Funds”) approved the continued participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”), as extended.  Below is important information regarding the Program:

•	The Program provides a guarantee to participating money market fund shareholders based on the number of shares invested in the Funds at the close of business on September 19, 2008.

•	Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.

•
Shares redeemed by investors after September 19, 2008 but reinvested back into the same Fund receive coverage, up to the September 19, 2008 holdings (as long as the investor does not close his/her account with the Fund or broker-dealer).

•	The Program’s coverage is limited to the lesser of (1) the amount invested at the close of business on September 19, 2008 or (2) the amount invested at the time the Treasury obligation is triggered.

•	The Program expires on April 30, 2009, unless extended by the United States Treasury.

Treasury's obligation under the Program is triggered only if a Fund’s net asset value (NAV) per share falls below $0.995, and remains below $0.995 until the Fund is liquidated.  Generally, a Fund is required to liquidate within 30 days of the date on which its NAV fell below $0.995.  The Treasury will make payments under the Program after the Fund has liquidated and otherwise complied with various technical requirements imposed by Treasury.  Please note that the distribution of liquidation proceeds to shareholders would be delayed beyond the normal period for payment of proceeds on a normal redemption of shares.

If coverage under the Program is triggered, the Program would cover eligible shareholders in the amount necessary to bring the NAV of their eligible holdings up to $1.00 per-share.  As of the date of this Supplement, the Program has approximately $50 billion available to support all participating money market funds.

The extension period for the Program commences on December 19, 2008 and terminates on April 30, 2009 (the “Extension Period”).  Participation in the Extension Period required payment to the U.S. Department of Treasury in the amount of 0.015% based on the net asset value of each Fund as of September 19, 2008. This expense will be borne by the Funds without regard to any expense limitation currently in effect for the Funds. The Secretary of the Treasury may further extend the Program beyond April 30, 2009 through the close of business on September 18, 2009. If the Program is extended, the Funds will consider at that time whether to continue to participate. Continued participation will require payment of additional fees.

For more information on the Program, please visit the U.S. Department of Treasury’s website http://www.treas.gov/offices/domestic-finance/key-initiatives/money-market-fund.shtml.

Any questions regarding the Funds’ participation in the Program should be addressed directly to the Fund according to the contact information provided in the Fund’s prospectus.

Cusip           05528C105                                05528C303
                     05528C832                                05528C204
                                                                                                           December 23, 2008